OPPENHEIMER MULTIPLE STRATEGIES FUND
                SUPPLEMENT DATED DECEMBER 11, 1997 TO THE
                   PROSPECTUS DATED JANUARY 15, 1997,
                         REVISED MARCH 6, 1997

The Prospectus is changed as follows:

1. This Prospectus Supplement replaces the Fund's Prospectus Supplement dated May 1, 1997.

2. The first footnote under the "Shareholder Transaction Expenses" table on page 3 is replaced with the following:

     (1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans", as defined in "Class A Contingent Deferred Sales Charge" on page 31) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which you purchased those shares. See "How to Buy Shares Buying Class A Shares", below.

3. The first paragraph in "Fees and Expenses" under "The Manager and Its Affiliates" on page 22 is deleted and replaced with the following:

         o FEES AND EXPENSES. Under the Investment Advisory Agreement, as amended per a resolution of the Board of Trustees dated December 11, 1997 to reduce the fee on assets in excess of $1.5 billion, the Fund pays the Manager a monthly fee at the following annual rates, which may be higher than the rates paid by some other mutual funds, and which decline on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets; 0.72% of the next $200 million; 0.69% of the next $200 million; 0.66% of the next $200 million; 0.60% of the next $700 million; and 0.58% of average annual net assets in excess of $1.5 billion. The Fund's management fee for its fiscal period ended September 30, 1996 was 0.74% of average annual net assets for Class A, Class B and Class C shares.

4. The second sentence in "Class A Shares" under "Classes of Shares" on page 27 is replaced by the following:


                                 -1-                      (CONTINUED)

     If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge.

5. The following sentence is added to the end of "Which Class of Shares Should You Choose? - How Does It Affect Payments To My Broker?" on page 29:

     The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

6. The first sentence in the second paragraph of "Buying Class A Shares - Class A Contingent Deferred Sales Charge" on page 32 is replaced by the following:

     The Distributor pays dealers of record commission on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a calendar year basis.

7. In the third paragraph of "Buying Class A Shares - Class A Contingent Deferred Sales Charge" on page 32, the first sentence is replaced by the following:

     If you redeem any of those shares purchased prior to May 1, 1997, within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase.

8. The third sentence of the second paragraph of "Reduced Sales Charges for Class A Share Purchases - Right of Accumulation" on page 33 is replaced by the following:

     The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies.

                                 -2-                      (CONTINUED)

9. The third sub-paragraph in "Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions" on page 35 is replaced by the following:

         o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

         o if, at the time of purchase of shares (on or after May 1, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);

10. The following sub-paragraphs are added at the end of "Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions" on page 36:

         o for distributions from Retirement Plans having 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan; and

         o for distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

11. The following sentence is added to the end of the fifth paragraph in "Distribution and Service Plans for Class B and Class C Shares" on page 39:

     If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

12. The following is added as a new penultimate sentence to the sixth paragraph of "Distribution and Service Plans for Class B and Class C shares" on page 39:

     If a dealer has a special agreement with the Distributor, the Distributor shall pay the Class C service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.


                                 -3-                      (CONTINUED)

13. The introductory phrase in the fifth sub-paragraph of "Waivers for Redemptions of Shares in Certain Cases" in "Waivers of Class B and Class C Sales Charges" on page 40 is replaced with the following and a new sub-section (6) is added as follows:

          o distributions from OppenheimerFunds prototype 401(k) plans and from certain Massachusetts Mutual Life Insurance Company prototype 401(k) plans . . . (6) for loans to participants or beneficiaries.

14. The following sub-paragraph is added at the end of "Waivers for Redemptions of Shares in Certain Cases" in "Waivers of Class B and Class C Sales Charges" on page 40:

         o Distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

15. The section captioned "Special Investor Services" is revised by adding the following after the sub-section captioned "PhoneLink" on page 41:

     SHAREHOLDER TRANSACTIONS BY FAX. Beginning May 30, 1997, requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.







December 11, 1997                                             PS0240.012


                                  4-

                      OPPENHEIMER MULTIPLE STRATEGIES FUND
                   SUPPLEMENT DATED DECEMBER 11, 1997 TO THE
          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 15, 1997,
                              REVISED MARCH 6, 1997


The Statement of Additional Information is amended as follows:

1. The following paragraph, titled "Deferred Compensation Plan," is added directly after the Trustee Compensation Table on page 28:

      DEFERRED COMPENSATION PLAN. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.




December 11, 1997                                                   PX0240.004